Long-Term Loans, Net of Current Maturities (Details) - Schedule of total amount to be paid by the company $ in Thousands	Dec. 31, 2022 USD ($)
Schedule of Total Amount to be Paid by the Company [Abstract]
2023	$ 586
2024	144
2025	140
2026	128
2027 - 2034	882	[1]
Total	$ 1,880

[1]	The total amount to be paid by the Company every year from 2027 until 2034.